Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Jackson Hewitt Tax Service Inc. (the “Company”) on Form 10-K/A for the fiscal year ended April 30, 2010, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Harry W. Buckley, as Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ HARRY W. BUCKLEY
Harry W. Buckley
President and Chief Executive Officer

August 12, 2010